- - - - - --------------------------------------------------------------------------------
- - - - - --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                               ------------------

                                 JUNE 23, 1994
                                (DATE OF REPORT)

                               ------------------

                                 JUNE 23, 1994
                       (DATE OF EARLIEST EVENT REPORTED)

                               ------------------

                                  PFIZER INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                  1-3619                        13-531570
 (STATE OR OTHER JURISDICTION OF INCORPORATION)      (COMMISSION FILE NUMBER)      (I.R.S. IDENTIFICATION NO.)


                                   235 EAST 42ND STREET, NEW YORK, NEW YORK                  10017
                                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                   REGISTRANT'S TELEPHONE NUMBER, INCLUDING
                                           AREA CODE (212) 573-2323


- - - - - --------------------------------------------------------------------------------
- - - - - --------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

     On June 23, 1994, the Board of Directors of Pfizer Inc. ("the Company") approved certain amendments to the Company's By-laws, which are attached hereto as Exhibit 3 (ii) and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

             Exhibit 3 (ii). By-laws of the Company, as amended.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           PFIZER INC.
                                           (Registrant)

                                           By         /s/ C. L. Clemente
                                              ---------------------------------
                                                          C. L. Clemente
                                               Senior Vice President, Corporate
                                                  Affairs and Secretary

Date: June 23, 1994